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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -----------------

                                    FORM 8-K





      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 13, 2004





                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)


            DELAWARE                     333-78571-02             04-3433730
  (State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
                                 (803) 396-3000
    (Address, Including Zip Code and Telephone Number including Area Code of
                   Registrants' Principal Executive Offices)

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

          Exhibit No.       Description of Exhibit
          -----------       ----------------------
          99.1     Press Release issued by Muzak Holdings LLC dated May 13, 2004






Item 12. Disclosure of Results of Operations and Financial Conditions


On May 13, 2004, Muzak Holdings LLC announced its consolidated financial results for the quarter ended March 31, 2004. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.





                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    May 13, 2004

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
         --------------------

Name:    Stephen P. Villa
Title:   Chief Financial Officer,
         Chief Operating Officer




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